Putnam
Tax-Free
Health Care
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-00

[SCALE LOGO OMITTED]


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years in which Putnam has experienced tremendous growth and transformed itself from a respected U.S. investment management firm to a financial institution with a global presence.

As the organization makes its way into the new century, we are certain that the changes that lie ahead will be even more breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We embark upon this new era of Putnam's rich heritage with confidence and we look forward to the opportunity of continuing to help you meet your financial objectives for many years to come.

Respectfully yours,

/S/ JOHN A. HILL            /S/ GEORGE PUTNAM, III

John A. Hill                George Putnam, III
Chairman of the Trustees    President of the Funds
July 19, 2000


REPORT FROM THE FUND MANAGER

Blake E. Anderson

Since we reported to you last November, at the mid point of Putnam
Tax-Free Health Care Fund's fiscal 2000, the municipal bond market has exhibited little change. The fund's results for the full year ended May
31, 2000, shown below, were only marginally improved over the midyear numbers. However, as we begin a new fiscal year, it is encouraging to note that signs of improvement in the municipal bond market are beginning to appear.

Total return for 12 months ended 5/31/00

       Net asset value            Market price
------------------------------------------------
           -2.21%                   -13.19%
------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 5.

* WIDE YIELD SPREAD MAKES LOWER-RATED BONDS ATTRACTIVE

While the Federal Reserve Board's continuing assault on inflation may not seem at first glance to be good news, we believe the board's proactive approach will prove favorable for bond investors over the long haul. Even though the Fed's policy and rising interest rates have been the main reasons for the choppy municipal bond market this year, a closer look reveals that municipal bond yields are actually not much higher and bond prices have not gone much lower than they were last fall. The greatest movement has come in rates on short-term Treasury securities and home mortgages.

Rates on 30-year mortgages and on corporate bonds are now close to 9%, and in the stock market, the Nasdaq has been volatile. These three indicators historically have suggested a weakening economy, a slowdown in consumer spending, and ultimately lower interest rates. It is difficult to know exactly when the economy will slow and interest rates start to decline, but we believe these signs may be among the harbingers.

[GRAPHIC OMITTED: horizontal bar chart TOP STATE ALLOCATIONS]

TOP STATE ALLOCATIONS *

California             14.9%

Massachusetts          13.2%

Texas                   9.5%

Michigan                7.4%

New Jersey              7.2%

Footnote reads:
*Based on net assets as of 5/31/00. Holdings will vary over time.

Because of the recession-like credit spreads available now, the key strategy of our municipal bond group during the past six months has been to increase holdings of bonds rated BBB/Baa and below. Normally these bonds yield about half a percentage point more than a bond rated
AAA/Aaa; they are currently showing a three-quarter point difference. In our view, this is a remarkable and attractive yield difference that adequately compensates investors for the moderately higher risk inherent in the lower-rated bonds.

* HOSPITALS STILL FEELING MEDICARE PINCH

The past year, difficult enough for municipal bond investors in general, was even more challenging for investors in the tax-exempt hospital bonds that make up most of your fund's portfolio. Not only were these securities buffeted by the rise in interest rates that affected the entire bond market but they also continued to feel the effects of a revenue pinch relating to lower Medicare/Medicaid reimbursements.

Hospitals are still working their way out of the cash flow squeeze precipitated by the changes in Medicare/Medicaid reimbursements mandated by the federal Balanced Budget Act of 1997. In many cases, these reimbursements are not covering actual costs for patient care and some institutions have not been able to implement cost cuts elsewhere to make up the shortfall. Furthermore, managed-care providers have been increasingly reluctant to subsidize the difference. Teaching hospitals have been hit especially hard in this environment.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA - 43.0%

Aa/AA - 6.3%

A - 1.2%

Baa/BBB - 22.0%

Ba/BB - 16.2%

B - 11.1%

Other -- 0.2%

Footnote reads:
*As a percentage of market value as of 5/31/00. A bond rated Baa/BBB or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality.
 Ratings will vary over time.


While this has been a difficult time for owning hospital bonds, it has also been a good time for buying them. Credit spreads have been unusually wide and hospital credits have been among the cheapest available. For bondholders in a market such as we have seen over the past year, this has meant sailing into a headwind, making little progress on price appreciation. For buyers, it has meant the chance to pick up potentially attractive securities at reasonable prices and we have done that in several instances.

* CAREFUL SELECTION IS STILL MAIN FOCUS

Our strategy has been to identify the strongest markets and then focus on the individual hospitals within those markets. Among the criteria we consider are an area's demographics, the quality of a hospital's management, and the scope of a hospital's services. We pay particular attention to hospitals that offer essential services.

We may also invest in a hospital to achieve a strategic objective or to take advantage of a potentially favorable opportunity. Southampton
Hospital in New York's affluent Suffolk County is an excellent example.
The facility, situated on some of the most valuable real estate on Long
Island, was poorly run and headed for financial crisis until a new take-charge board of directors brought in dynamic management that is turning it around. We acquired some of the facility's bonds for your fund early in fiscal 2000 and remain optimistic about the prospects for this acquisition. While this holding was viewed favorably at the end of the period, like all others in the portfolio, it is subject to review and adjustment in accordance with the fund's investment strategy and holdings may vary in the future.

* OUTLOOK: MUNI'S WILL BENEFIT AS FED POLICIES TAKE HOLD

The economy is beginning to respond to the Fed's tightening process that began more than a year ago. Retail sales, housing starts, consumer credit, employment, and employment costs all have begun to reflect a slowdown in economic growth. In our opinion, the Fed is near a turning point, and as more slowing in business occurs during the remainder of the year, the board should assume a neutral stance.


Morningstar, Inc., an independent rating agency, gave Putnam Tax-Free
Health Care Fund its highest rating of 5 stars for overall performance based on the 3- and 5-year periods ended June 30, 2000. Of the 187 closed-end municipal bond funds rated, the top 10% received 5 stars.*

Footnote reads:
*Past performance is not indicative of future results. Morningstar ratings reflect risk-adjusted performance through 6/30/00 and are subject to change every month. Morningstar ratings are calculated from a fund's
 3-year return (with fee adjustment) in excess of 90-day Treasury bill returns and a risk factor that reflects performance below 90-day Treasury bill returns. For 3- and 5-year performance, the fund received 4 stars and 5 stars, respectively, with 187 funds rated in each case. The top 10% of the funds in an investment category receive 5 stars.


As the Fed's response to the economic slowing plays out over the next several months, we believe the municipal bond market environment will improve and the spreads between credit sectors tighten to more realistic levels.

The views expressed here are exclusively those of Putnam Management.
They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/00, there is no guarantee the fund will continue to hold these securities in the future.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam
Tax-Free Health Care Fund is designed for investors seeking high current income free from federal income tax and consistent with the preservation of capital through a portfolio of securities in the health-care sector.

TOTAL RETURN FOR PERIODS ENDED 5/31/00
                                                   Lehman Bros.
                                          Market    Municipal     Consumer
                                NAV       price    Bond Index    price index
-----------------------------------------------------------------------------
1 year                        -2.21%     -13.19%     -0.86%         3.07%
-----------------------------------------------------------------------------
5 years                       30.24       22.67      28.55         12.55
Annual average                 5.43        4.17       5.15          2.39
-----------------------------------------------------------------------------
Life of fund since (6/29/92)  66.09       37.12      58.31         22.18
Annual average                 6.62        4.07       5.97          2.56
-----------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 5/31/00
--------------------------------------------------------------------
Distributions (number)                             12
--------------------------------------------------------------------
Income                                          $0.9055
--------------------------------------------------------------------
Capital gains1                                       --
--------------------------------------------------------------------
  Total                                         $0.9055
--------------------------------------------------------------------
Share value:                               NAV         Market price
--------------------------------------------------------------------
5/31/99                                  $14.50           $14.563
--------------------------------------------------------------------
5/31/00                                   13.18            11.750
--------------------------------------------------------------------
Current return (end of period)
--------------------------------------------------------------------
Current dividend rate2                     6.83%             7.66%
--------------------------------------------------------------------
Taxable equivalent3                       11.31             12.68
--------------------------------------------------------------------
1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.


TOTAL RETURN FOR PERIODS ENDED 6/30/00 (most recent calendar quarter)

                                                           Market
                                              NAV          price
---------------------------------------------------------------------
1 year                                      -0.04%        -10.48%
---------------------------------------------------------------------
5 years                                     32.49          24.14
Annual average                               5.79           4.42
---------------------------------------------------------------------
Life of fund (since 6/29/92)                68.29          40.91
Annual average                               6.72           4.38
---------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Market price is the current trading price of one share of the fund.
Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS
For the fiscal year ended May 31, 2000


To the Trustees and Shareholders of
Putnam Tax-Free Health Care Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio (except for bond ratings) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax-Free Health Care Fund (the "fund") at May 31,
2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States.
These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 7, 2000


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THE FUND'S PORTFOLIO
May 31, 2000

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FSA                 -- Financial Security Assurance
IFB                 -- Inverse Floating Rate Bonds
IF COP              -- Inverse Floating Rate Certificate of Participation
MBIA                -- Municipal Bond Investors Assurance Corporation
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.2%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alaska (1.1%)
-------------------------------------------------------------------------------------------------------------------
     $    2,000,000 Valdez, Marine Term. Rev. Bonds (Sohio Pipeline),
                    7 1/8s, 12/1/25                                                       Aa       $      2,100,000

Arizona (4.7%)
-------------------------------------------------------------------------------------------------------------------
          6,380,000 Cochise Cnty., Indl. Dev. Rev. Bonds
                    (Sierra Vista Cmnty. Hosp.), Ser. B, 8 1/2s,
                    12/1/21                                                               AAA             6,746,850
          1,875,000 Pinal Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Casa Grande Regl. Med. Ctr.), Ser. A,
                    8 1/8s, 12/1/22                                                       B/P             1,821,094
                                                                                                   ----------------
                                                                                                          8,567,944

California (14.9%)
-------------------------------------------------------------------------------------------------------------------
                    Anaheim, Pub. Fin. Auth. Lease Rev. Bonds
                    (Cap. Appn. Sub. Impt.), Ser. C, FSA
         12,485,000 zero %, 9/1/34                                                        Aaa             1,451,381
         17,000,000 zero %, 9/1/30                                                        Aaa             2,571,250
         17,000,000 zero %, 9/1/29                                                        Aaa             2,741,250
          1,000,000 CA Statewide Cmnty. Dev. Auth. COP
                    (The Internext Group), 5 3/8s, 4/1/30                                 BBB               796,250
          4,000,000 Corona, COP (Hosp. Syst. Inc.), Ser. C, 8 3/8s,
                    7/1/11 (acquired 3/5/96, cost $4,000,000) (RES)                       B-              3,360,000
         17,105,000 Riverside Cnty., Asset Leasing Corp. Leasehold
                    Rev. Bonds (Riverside Cnty. Hosp.), zero %,
                    MBIA, 6/1/25                                                          Aaa             3,527,906
          3,000,000 San Bernardino Cnty., IF COP (PA-100-Med.
                    Ctr. Fin.), MBIA, 6 1/2s, 8/1/28 (acquired 6/27/95,
                    cost $3,237,720) (RES) (SEG)                                          AAA/P           3,521,250
          4,750,000 San Francisco, City & Cnty. Arpts. Rev. Bonds,
                    FGIC, 7.386s, 5/1/25 (acquired 1/3/96,
                    cost $5,354,105) (RES)                                                Aa3             5,308,125
          1,000,000 San Joaquin Hills, Trans. Corridor Agcy. Toll
                    Road Rev. Bonds, Ser. A, zero %, MBIA, 1/15/32                        AAA               137,500
          4,075,000 Valley Hlth. Syst. COP, 6 7/8s, 5/15/23                               BB+             3,799,938
                                                                                                   ----------------
                                                                                                         27,214,850

Colorado (2.2%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 CO Hlth. Facs. Auth. Rev. Bonds
                    (Hosp. Impt.-NCMC, Inc.),
                    5 3/4s, FSA 5/15/19                                                   AAA             2,902,500
          1,500,000 Denver, Hlth. & Hosp. Rev. Bonds, Ser. A,
                    5 3/8s, 12/1/28                                                       Baa2            1,153,125
                                                                                                   ----------------
                                                                                                          4,055,625

Connecticut (4.0%)
-------------------------------------------------------------------------------------------------------------------
                    CT State Dev. Auth. 1st Mtge. Rev. Bonds
                    (Inter-Church Residences Inc.)
          3,500,000 9 5/8s, 4/1/21                                                        Aaa             3,749,830
          1,200,000 9 1/2s, 5/1/13                                                        Aaa             1,284,348
          2,000,000 CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (Norwalk Health Care Inc.), Ser. A, 8.7s, 7/1/22                      AAA/P           2,197,500
                                                                                                   ----------------
                                                                                                          7,231,678

Florida (4.0%)
-------------------------------------------------------------------------------------------------------------------
          4,850,000 Orange Cnty., Hlth. Fac. Auth. IFB, Ser. 91-C,
                    MBIA, 7.605s, 10/29/21                                                Aaa             5,238,000
          2,000,000 St. Johns Cnty., Hlth. Care Indl. Dev. Auth. Rev.
                    Bonds (Glenmoor St. Johns Project), Ser. A,
                    8s, 1/1/30                                                            B+/P            1,955,000
                                                                                                   ----------------
                                                                                                          7,193,000

Georgia (1.7%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Forsyth Cnty., Hosp. Auth. Rev. Bonds
                    (Babtist Hlthcare Sys.), 6 1/4s, 10/1/18                              B/P               843,750
          2,000,000 GA Muni. Elec. Pwr. Auth. Rev. Bonds, Ser. Y,
                    AMBAC, 6.4s, 1/1/13                                                   Aaa             2,162,500
                                                                                                   ----------------
                                                                                                          3,006,250

Illinois (1.8%)
-------------------------------------------------------------------------------------------------------------------
                    IL Dev. Fin. Auth. Rev. Bonds (Cmnty. Rehab.
                    Providers Fac.)
          2,105,000 8 3/4s, 7/1/11                                                        B/P             2,220,754
          1,080,000 8 3/4s, 7/1/11 Prerefunded                                            AAA/P           1,133,006
                                                                                                   ----------------
                                                                                                          3,353,760

Kentucky (1.2%)
-------------------------------------------------------------------------------------------------------------------
                    Jefferson Cnty., Hosp. IFB, MBIA
          1,400,000 9.242s, 10/23/14                                                      Aaa             1,480,500
            600,000 6.436s, 10/23/14                                                      Aaa               656,250
                                                                                                   ----------------
                                                                                                          2,136,750

Louisiana (0.8%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 LA Local Govt. Env. Facs. Cmnty. Dev. Auth. Rev.
                    Bonds (St. James Place), Ser. A, 8s, 11/1/19                          B-/P            1,492,500

Maryland (1.5%)
-------------------------------------------------------------------------------------------------------------------
          2,695,000 Berlin, Hosp. Rev. Bonds (Atlantic Gen. Hosp. Fac.),
                    8 3/8s, 6/1/22                                                        BB-/P           2,708,475

Massachusetts (13.2%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 MA State Dev. Fin. Agcy. Rev. Bonds
                    (Merrimack Place), 6 3/4s, 7/1/30                                     B/P             1,290,000
                    MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          3,300,000 (Waltham-Weston Hosp. & Med. Ctr.),
                    Ser. B, 8 3/8s, 7/1/15                                                Baa3            3,374,217
          3,685,000 (Rehab. Hosp. Cape & Islands), Ser. A, 7 7/8s,
                    8/15/24                                                               AAA/P           4,104,169
          3,360,000 (MA Eye & Ear Infirmary), Ser. A, 7 3/8s, 7/1/11                      Ba1             3,513,082
          2,000,000 (Charlton Memorial Hosp.), Ser. B, 7 1/4s, 7/1/07                     A1              2,089,600
          2,650,000 (Rev. Cooley Dickinson Hosp.), 7 1/8s, 11/15/18                       AAA/P           2,842,125
          3,500,000 (Sisters Providence Hlth. Syst), Ser. A, 6 5/8s,
                    11/15/22                                                              Aaa             3,714,375
          3,000,000 MA Hsg. Fin. Agcy. Rev. Bonds (Residential Dev.),
                    Ser. E, FNMA Coll., 6 1/4s, 11/15/12                                  Aaa             3,082,500
                                                                                                   ----------------
                                                                                                         24,010,068

Michigan (7.4%)
-------------------------------------------------------------------------------------------------------------------
          4,500,000 Dickinson Cnty., Hosp. Rev. Bonds
                    (Memorial Hosp. Syst.), 8 1/8s, 11/1/24                               Ba1             5,068,125
                    MI State Hosp. Fin. Auth. Rev. Bonds
          4,130,000 (Garden City Hosp.), 8 1/2s, 9/1/17                                   Ba3             4,377,800
            500,000 (Sinai Hosp.), 6.7s, 1/1/26                                           Baa2              438,750
          1,500,000 Pontiac Hosp. Fin. Auth. Rev. Bonds, 6s, 8/1/23                       Baa3            1,224,375
          3,100,000 Waterford, Econ. Dev. Corp. Rev. Bonds
                    (Canterbury Hlth.), 6s, 1/1/39
                    (acquired 12/31/98, cost $3,225,625) (RES)                            B-/P            2,321,125
                                                                                                   ----------------
                                                                                                         13,430,175

Minnesota (0.8%)
-------------------------------------------------------------------------------------------------------------------
          1,300,000 Rochester Hlthcare Fac. Rev. Bonds
                    (Olmsted Med. Group), 7 1/2s, 7/1/19                                  BB+/P           1,434,875

Missouri (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,700,000 MO State Hlth. & Edl. Fac. Auth. Hlth. Fac. Rev.
                    Bonds (Jefferson Memorial Hosp.),
                    6.8s, 5/15/25                                                         Baa2            1,617,125

New Hampshire (2.2%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 NH Bus. Fin. Auth. Rev. Bonds (Alice Peck Day
                    Hlth. Syst.), Ser. A, 7s, 10/1/29                                     BB+/P           1,278,750
                    NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
          1,910,000 (Alice Peck Day Memorial Hosp.),
                    9 3/8s, 11/1/20                                                       BB+/P           2,000,649
          1,000,000 (Rivermead at Peterborough), 5 3/4s, 7/1/28                           BB/P              792,500
                                                                                                   ----------------
                                                                                                          4,071,899

New Jersey (7.2%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 NJ Econ. Dev. Auth. Assisted Living Rev. Bonds
                    (Meridian Assisted Living), 6 3/4s, 8/1/30                            B/P               857,500
                    NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
          3,440,000 (St. Elizabeth Hosp.), Ser. B, 8 1/4s, 7/1/20                         Aaa             3,506,048
          4,755,000 (Kimball Med. Ctr.), Ser. C, 8s, 7/1/13                               Baa3            4,860,704
          2,500,000 (Trinitas Hosp. Oblig. Group), 7 1/2s, 7/1/30                         BBB-            2,471,875
          1,450,000 (Columbus Hosp.), Ser. A, 7 1/2s, 7/1/21                              B2              1,330,375
                                                                                                   ----------------
                                                                                                         13,026,502

New York (2.5%)
-------------------------------------------------------------------------------------------------------------------
          1,700,000 NY City, Hlth. & Hosp. Corp. VRDN, Ser. A,
                    3.9s, 2/15/26                                                         Aa3             1,700,000
          2,000,000 Suffolk Cnty., Indl. Dev. Agcy. Cont. Care Ret.
                    Rev. Bonds (Jefferson's Ferry), Ser. A,
                    7 1/4s, 11/1/28                                                       BB-/P           1,930,000
          1,000,000 Suffolk Cnty., Indl. Dev. Agcy. Fac. Rev. Bonds
                    (Southampton Hosp.), Ser. A, 7 1/4s, 1/1/20                           B-/P              918,750
                                                                                                   ----------------
                                                                                                          4,548,750

Ohio (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Montgomery Cnty., Hosp. Rev. Bonds
                    (Kettering Med. Ctr.), 6 3/4s, 4/1/22                                 Baa1              926,250

Oklahoma (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 OK Dev. Fin. Auth. Rev. Bonds (Hillcrest Healthcare),
                    Ser. A, 5 5/8s, 8/15/29                                               Baa2              763,750

Pennsylvania (5.7%)
-------------------------------------------------------------------------------------------------------------------
          2,210,000 Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                    (UPMC Hlth.), Ser. B, MBIA, 6s, 7/1/24                                Aaa             2,174,088
          2,545,000 College Township, Indl. Dev. Auth. 1st Mtge.
                    Hlth. Fac. Rev. Bonds (Nittany Valley Rehab.
                    Hosp.), 7 5/8s, 11/1/07                                               BBB-            2,614,988
          1,285,000 PA State Higher Ed. Assistance Agcy. Student
                    Loan, Ser. A&B, 7 1/4s, 7/1/18 (In default) (NON)                     Ca                424,050
          2,950,000 Philadelphia, Hosp. & Higher Ed. Fac. Auth.
                    Hosp. IFB, FGIC, 7.767s, 3/6/12                                       Aaa             2,761,938
          1,000,000 Philadelphia, Hosp. & Higher Ed. Fac. Auth. Hosp.
                    Rev. Bonds (Graduate Hlth. Syst.), Ser. B,
                    6 1/4s, 7/1/13 (acquired 8/28/96,
                    cost $940,480) (In default) (NON) (RES)                               B2                330,000
          2,090,000 York Cnty., Indl. Dev. Auth. lst Mtge. Hlth.
                    Fac. Rev. Bonds (Rehabilitation Hosp. of York),
                    7 1/2s, 9/1/07                                                        BBB-            2,131,800
                                                                                                   ----------------
                                                                                                         10,436,864

South Carolina (2.2%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 SC Jobs Econ. Dev. Auth. Rev. Bonds
                    (St. Francis Hosp.-Franciscan Sisters), 7s, 7/1/15                    Baa1            3,198,750
            800,000 SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
                    (Palmetto Hlth. Alliance), Ser. A, 7 3/8s, 12/15/21                   Baa1              799,000
                                                                                                   ----------------
                                                                                                          3,997,750

South Dakota (1.1%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 SD Hlth. & Ed. Fac. Auth. Rev Bonds
                    (Prairie Lakes), 5.65s, 4/1/22                                        Baa2            1,931,250

Tennessee (2.3%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Johnson City, Hlth. & Edl. Facs. Rev. Bonds
                    (Mtn. States Hlth.), Ser. A, 7 1/2s, 7/1/33                           Baa2            2,409,375
          1,700,000 Metropolitan Govt. Nashville & Davidson Cnty.,
                    Tenn. Wtr. & Swr. IFB, AMBAC, 9.23s, 1/1/22                           Aaa             1,812,625
                                                                                                   ----------------
                                                                                                          4,222,000

Texas (9.5%)
-------------------------------------------------------------------------------------------------------------------
          3,650,000 Amarillo, Hlth. Fac. Hosp. Corp. IFB (High Plains
                    Baptist Hosp.), FSA, 9.443s, 1/1/22 (SEG)                             Aaa             3,969,375
          5,000,000 Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                    (St. Luke's Lutheran Hosp.), 7.9s, 5/1/11                             AAA/P           5,325,000
            930,000 Cherokee Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Nancy Travis Memorial Hosp.), 10s, 5/15/13                           B/P             1,025,325
          2,500,000 Georgetown, Hlth. Facs. Dev. Corp. Rev. Bonds,
                    6 1/4s, 8/15/29                                                       BB+             2,015,625
          3,700,000 Lufkin, Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Mem. Hlth. Syst. of East TX), 5.7s, 2/15/28                          BBB-            2,821,250
                    North Central Hlth. Fac. Dev. Corp. Rev.
                    Bonds (Hosp.)
          1,810,000 Ser. B, 7.861s, 5/15/08                                               Aa2             1,868,825
            190,000 Ser. B, 7.861s, 5/15/08 Prerefunded                                   AA                198,313
                                                                                                   ----------------
                                                                                                         17,223,713

Utah (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Salt Lake City, Hosp. IFB (IHC Hosps. Inc.), 9.363s,
                    AMBAC, 5/15/20                                                        Aaa             1,051,250

Vermont (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,870,000 VT Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds
                    (Northwestern Med. Ctr.), 6 1/4s, 9/1/18                              BBB             1,647,938

Virginia (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Fairfax Cnty., Indl. Dev. Auth. IFB (Fairfax Hosp.
                    Syst.), Ser. C, 9.577s, 8/29/23                                       Aaa             1,082,500

Washington (1.2%)
-------------------------------------------------------------------------------------------------------------------
          2,125,000 Grant Cnty., Pub. Hosp. Dist. No. 1 Rev. Bonds
                    (Samaritan Hosp.), 9 1/4s, 9/1/10                                     BBB/P           2,178,529

West Virginia (1.1%)
-------------------------------------------------------------------------------------------------------------------
          1,900,000 Randolph Cnty. Rev. Bonds (Davis Memorial Hosp.),
                    Ser. A, 7.65s, 11/1/21                                                Baa1            1,992,621
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $185,954,615) (b)                                      $    178,654,641
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $181,990,577.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 2000 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2000. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $185,954,615, resulting in gross unrealized appreciation and depreciation of $3,628,364 and $10,928,338, respectively, or net unrealized depreciation of $7,299,974.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 2000 was $14,840,500 or 8.2% of net assets.

(SEG) A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 2000.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at May 31, 2000.


----------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 2000
                                Aggregate Face    Expiration      Unrealized
                Total Value              Value          Date    Appreciation
----------------------------------------------------------------------------
Municipal
Bond Index
(Long)           $  280,969         $  277,235        Jun-00        $  3,734
Municipal
Bond Index
(Long)            9,672,000          9,438,023        Sep-00         233,977
----------------------------------------------------------------------------
                                                                    $237,711
----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
May 31, 2000

Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $185,954,615) (Note 1)                                        $178,654,641
-------------------------------------------------------------------------------------------
Cash                                                                              1,499,519
-------------------------------------------------------------------------------------------
Interest receivable                                                               3,118,478
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                       45,000
-------------------------------------------------------------------------------------------
Receivable for variation margin                                                      90,187
-------------------------------------------------------------------------------------------
Total assets                                                                    183,407,825

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             1,035,413
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        324,781
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           11,014
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        14,119
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            995
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               30,926
-------------------------------------------------------------------------------------------
Total liabilities                                                                 1,417,248
-------------------------------------------------------------------------------------------
Net assets                                                                     $181,990,577

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Note 1)                                                       $191,849,398
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        151,469
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (2,948,027)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                       (7,062,263)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $181,990,577

Computation of net asset value
-------------------------------------------------------------------------------------------
Net asset value per share ($181,990,577 divided by 13,807,168 shares)                $13.18
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
Year ended May 31, 2000

Tax exempt interest income:                                                    $ 13,276,348
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,326,559
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      192,896
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    13,225
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      6,144
-------------------------------------------------------------------------------------------
Reports to shareholders                                                              21,159
-------------------------------------------------------------------------------------------
Registration fees                                                                        75
-------------------------------------------------------------------------------------------
Auditing                                                                             38,046
-------------------------------------------------------------------------------------------
Legal                                                                                 3,349
-------------------------------------------------------------------------------------------
Postage                                                                              20,649
-------------------------------------------------------------------------------------------
Exchange listing fee                                                                 24,260
-------------------------------------------------------------------------------------------
Other                                                                                14,166
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,660,528
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (97,211)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,563,317
-------------------------------------------------------------------------------------------
Net investment income                                                            11,713,031
-------------------------------------------------------------------------------------------
Net realized loss on investments (Note 1)                                          (573,153)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (967,014)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
futures contracts during the year                                               (15,829,959)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (17,370,126)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                           $ (5,657,095)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF CHANGES IN NET ASSETS

                                                                           Year ended May 31
                                                                 ---------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $ 11,713,031     $ 12,263,079
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                       (1,540,167)        (728,076)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                            (15,829,959)      (5,661,073)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                        (5,657,095)       5,873,930
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
From net investment income                                            (12,500,690)     (12,425,247)
--------------------------------------------------------------------------------------------------
From net realized gain on investments                                          --         (630,988)
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                          (18,157,785)      (7,182,305)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     200,148,362      207,330,667
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $151,469 and $953,987, respectively)                       $181,990,577     $200,148,362
--------------------------------------------------------------------------------------------------

Number of fund shares
--------------------------------------------------------------------------------------------------
Shares outstanding at beginning and end of year                        13,807,168       13,807,168
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended May 31
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.50       $15.02       $14.56       $14.11       $14.13
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment income                    .85          .89          .91          .93          .94
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.26)        (.46)         .50          .42         (.03)
------------------------------------------------------------------------------------------------
Total from
investment operations                   (.41)         .43         1.41         1.35          .91
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.91)        (.90)        (.91)        (.90)        (.93)
------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.05)        (.04)          --           --
------------------------------------------------------------------------------------------------
Total distributions                     (.91)        (.95)        (.95)        (.90)        (.93)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.18       $14.50       $15.02       $14.56       $14.11
------------------------------------------------------------------------------------------------
Market value,
end of period                        $11.750      $14.563      $14.500      $14.125      $13.500
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
market value (%)(a)                   (13.19)        6.89         9.47        11.68         8.74
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $181,991     $200,148     $207,331     $200,987     $194,755
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .88          .90          .89          .90          .92
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               6.19         5.98         6.11         6.45         6.62
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 12.37         8.53        16.25         7.92        44.68
------------------------------------------------------------------------------------------------

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
May 31, 2000

Note 1
Significant accounting policies

Putnam Tax-Free Health Care Fund (the "fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, Inc., ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a portfolio of tax-exempt securities in the health care sector of the tax-exempt securities market.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2000, the fund had a capital loss carryover of approximately $2,265,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
      $277,000    May 31, 2007
     1,988,000    May 31, 2008

E) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of post-October loss deferrals, defaulted bond interest, dividends payable and unrealized gains and losses on certain futures contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 2000, the fund reclassified $14,859 to decrease undistributed net investment income and $9,522 to increase paid-in-capital, with a decrease to accumulated net realized loss of $5,337. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the annual rate of 0.70% of average weekly net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended May 31, 2000, fund expenses were reduced by $97,211 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $606 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended May 31, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $23,887,076 and $22,961,980, respectively. There were no purchases and sales of U.S. government obligations.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


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Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

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One Post Office Square
Boston, MA 02109

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Putnam Fiduciary Trust Company

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INDEPENDENT ACCOUNTANTS

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TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


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